UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21403

Western Asset/Claymore Inflation-Linked Securities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard, Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report  |  June 30, 2013

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND
(WIA)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

What’s inside

Letter to shareholders	II

Investment commentary	V

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	8

Statement of operations	9

Statements of changes in net assets	10

Financial highlights	11

Notes to financial statements	12

Dividend reinvestment plan	28

Letter to shareholders

Dear Shareholder,

We thank you for your investment in Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”). As investment adviser for the Fund, we are pleased to submit the Fund’s semi-annual shareholder report for the six-month reporting period ended June 30, 2013.

For the six-month period ended June 30, 2013, the Fund returned -7.13% based on its net asset value (“NAV”)i and -7.43% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexii and the Barclays U.S. Government Inflation-Linked All Maturities Indexiii, returned -5.23% and -7.84%, respectively, for the same period. All Fund returns cited — whether based on NAV or market price — assume the reinvestment of all distributions. Performance data reflects fees and expenses of the Fund. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

A number of adjustments were made to the Fund during the reporting period. Early in the period we increased our allocations to investment grade corporate Financials and Industrials and U.S. high yield, at the expense of U.S. TIPS Treasury Inflation-Protected Securities (“TIPS”).iv This was beneficial for performance during the first quarter of 2013. As valuations improved, we reduced our UK and Canadian inflation linked bond (“linker”) exposures in favor of U.S. nominal Treasuries and TIPS. Finally, we reduced our exposure to U.S. credit in the second quarter as the market rallied.

The Fund employed U.S. Treasury futures and options on U.S. Treasury futures as well as Euro-Bobl futures and options on Euro-Bund futures during the reporting period to manage its yield curvev positioning and duration.vi The use of these instruments, in aggregate, slightly detracted from performance. Currency forwards, which were used to manage our currency exposures, positively contributed to results.

The largest contributors to the Fund’s absolute performance during the reporting period were its exposures to UK and

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II	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Canadian inflation linked bonds and currency in the first quarter. The Fund’s allocation to mortgage-backed securities (“MBS”) was also additive for performance.

The largest detractor from the Fund’s absolute performance for the period was its allocation to U.S. TIPS which suffered significant losses in the second quarter as real and nominal yields rose globally. Having reduced exposure to credit securities early in the second quarter, their impact on the portfolio was muted.

As of June 30, 2013, the Fund’s market price of $11.96 per share represented a discount of 11.41% to its NAV of $13.50 per share. In each month of the period, the Fund provided its investors with a distribution of $0.032 per share. The most recent distribution represents an annualized distribution rate of 3.21% based on the Fund’s last closing market price of $11.96 as of June 30, 2013.

The Fund’s investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary objective. Under normal market conditions, the Fund will invest:

•        At least 80% of its total managed assetsvii in inflation-linked securities

•        At least 60% of its total managed assets in U.S. Treasury Inflation Protected Securities (“TIPS”)

•        No more than 40% of its total managed assets in non-U.S. dollar investments, which gives the Fund the flexibility to invest up to 40% of its total managed assets in non-U.S. dollar inflation-linked securities (no more than 20% of its non-U.S. dollar exposure may be unhedged)

Each of the foregoing policies is a non-fundamental policy that may be changed without shareholder approval. The Fund has also adopted the following non-fundamental policy, which, to the extent required by applicable law, may only be changed after notice to shareholders: under normal market conditions, the Fund will invest at least 80% of its total managed assets in inflation-protected securities and non-inflation-protected securities and instruments with the potential to enhance the Fund’s income. The Fund will not invest in bonds that are below investment grade quality at the time of purchase. Up to 20% of the Fund’s portfolio securities may represent corporate debt securities of investment grade quality at the time of their purchase that are not inflation-linked securities. To the extent permitted by the foregoing policies, the Fund may invest in emerging market debt securities. Reverse repurchase agreements and other forms of leverage will not exceed 38% of the Fund’s total managed assets. The Fund currently expects that the average effective durationviii of its portfolio will range between zero and fifteen years, although this target duration may change from time to time. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage.

Shareholders have the opportunity to reinvest their dividends from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 28 of this report. In general, if shares are trading at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the

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Western Asset/Claymore Inflation-Linked Securities & Income Fund	III

market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/wia.

Sincerely,

Western Asset Management Company

July 26, 2013

i                Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii             The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

iii          The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv           U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

v              The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi            Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii        “Total managed assets” equals the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

viii     Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

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IV	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s initial reading for second quarter 2013 GDP growth, released after the reporting period ended, was 1.7%. This increase was partially driven by increases in non-residential fixed investment and exports, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April. It then edged up to 7.6% in May and was unchanged in June. In an encouraging sign, an average of almost 202,000 jobs were created per month during the first half of 2013. In contrast, the monthly average was roughly 183,000 in 2012. In addition, the percentage of longer-term unemployed has declined, as roughly 36.7% of the 11.8 million Americans looking for work in June 2013 have been out of work for more than six months, versus 38.1% in January 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.2% on a seasonally adjusted basis in June 2013 versus the previous month and were 1.52% higher than in June 2012. In addition, the NAR reported that the median existing-home price for all housing types was $214,200 in June 2013, up 13.5% from June 2012. This marked the sixteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 1.9% in June 2013 to a 5.2 month supply at the current sales pace, it was 7.6% lower than in June 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first four months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory in June, as the PMI increased to 50.9. During June, 12 of the 18 industries within the PMI expanded, versus 10 expanding the prior month.

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Western Asset/Claymore Inflation-Linked Securities & Income Fund	V

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market did not rebound as sharply. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on July 31, 2013, after the reporting period ended, the Fed did not institute any policy changes and left its $85 billion a month asset purchase program intact.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.36%. The yield on the ten-year Treasury began the period at 1.78%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.60% on June 25, 2013, before edging down to 2.52% at the end of the period.

Q. What was the inflationary environment during the reporting period?

A. Inflation was relatively benign during the reporting period. For the six months ended June 30, 2013, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.70%. The CPI-U less food and energy was 1.13% over the same time frame. Inflation-protected securities generated weak results during the reporting period due to moderating expectations for inflation and rising interest rates. During the six months

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VI	Western Asset/Claymore Inflation-Linked Securities & Income Fund

ended June 30, 2013, the Barclays U.S. TIPS Indexvi fell 7.39%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first four months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. The spread sectors then weakened over the last two months of the period amid sharply rising interest rates given the Fed’s plan to begin tapering its asset purchase program sooner than previously anticipated. The majority of spread sectors generated negative absolute returns and performed largely in line with equal-durationvii Treasuries during the reporting period as a whole. For the six months ended June 30, 2013, the Barclays U.S. Aggregate Indexviii fell 2.44%.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended June 30, 2013. Aside from a brief rally in April 2013, the asset class fell during the other five months of the reporting period. This weakness was triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix fell 8.22% over the six months ended June 30, 2013.

Performance review

For the six months ended June 30, 2013, Western Asset/Claymore Inflation-Linked Securities & Income Fund returned -7.13% based on its net asset value (“NAV”)x and -7.43% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Government Inflation-Linked 1-10 Year Indexxi and the Barclays U.S. Government Inflation-Linked All Maturities Indexxii, returned -5.23% and -7.84%, respectively, for the same period. The Barclays World Government Inflation-Linked All Maturities Indexxiii and the Fund’s Custom Benchmarkxiv returned -7.31% and -7.42%, respectively, over the same time frame.

During this six-month period, the Fund made distributions to shareholders totaling $0.19 per share, which may have included a return of capital.# The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2013. Past performance is no guarantee of future results.

#         The actual source of the Fund’s 2013 fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2013 fiscal year.

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Western Asset/Claymore Inflation-Linked Securities & Income Fund	VII

Investment commentary (cont’d)

Performance Snapshot as of June 30, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$13.50 (NAV)	-7.13	%†
$11.96 (Market Price)	-7.43	%‡

All figures represent past performance and are not a guarantee of future results.

*       Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†        Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡       Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Western Asset Management Company

August 1, 2013

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund is subject to the additional risks associated with inflation-protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. International investments are subject to currency fluctuations, as well as social, economic and political risks. These risks are magnified in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

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VIII	Western Asset/Claymore Inflation-Linked Securities & Income Fund

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi           The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii        Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

viii     The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix           The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x              Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi           The Barclays U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. TIPS market.

xii        The Barclays U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The Index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

xiii     The Barclays World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

xiv      The Custom Benchmark is comprised of 90% Barclays U.S. Government Inflation-Linked All Maturities Index and 10% Barclays U.S. Credit Index. The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

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Western Asset/Claymore Inflation-Linked Securities & Income Fund	IX

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Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†       The bar graph above represents the composition of the Fund’s investments as of June 30, 2013 and December 31, 2012 and does not include derivatives such as forward foreign currency contracts, futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡       Represents less than 0.1%.

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	1

Spread duration (unaudited)

Economic Exposure — June 30, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

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2	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Government Inflation-Linked All Maturities Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WIA	— Western Asset/Claymore Inflation-Linked Securities & Income Fund

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2013

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 84.6%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	4,946,937	$ 5,893,038
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	32,113,830	37,083,959
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,243,189	1,392,857
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	11,501,840	15,963,300
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	3,693,337	4,555,502
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	8,020,385	11,559,380
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	8,144,336	9,897,909
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	11,011,592	13,407,472
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,353,135	3,832,117
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	869,830	731,541
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	12,178,300	12,662,582
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	21,503,521	22,039,432
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	2,791,516	2,967,513
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	16,566,565	17,792,226
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	2,886,590	2,960,784
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	656,332	725,504
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	14,425,281	15,989,530
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	5,119,050	5,252,227
U.S. Treasury Notes, Inflation Indexed	2.625%	7/15/17	16,122,996	18,290,781
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	832,493	911,254
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	9,023,551	9,256,187
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	7,322,132	7,997,145
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	3,032,652	3,429,502
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	24,683,324	26,397,655
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	13,526,243	13,959,502
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	27,483,218	26,918,520
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	1,971,840	1,927,320
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	40,438,642	39,209,671
Total U.S. Treasury Inflation Protected Securities (Cost — $337,610,806)				333,004,410
Asset-Backed Securities — 0.2%
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.748%	9/25/27	1,429	1,318	(a)
Asset-Backed Funding Certificates, 2004-OPT2 M1	1.018%	8/25/33	31,886	30,387	(a)
EMC Mortgage Loan Trust, 2004-C A1	0.743%	3/25/31	21,996	21,001	(a)(b)
Novastar Home Equity Loan, 2003-2 A1	0.803%	9/25/33	668,104	642,731	(a)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	198,017	195,307
Total Asset-Backed Securities (Cost — $570,909)				890,744

See Notes to Financial Statements.

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4	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 0.8%
Banc of America Mortgage Securities, 2003-D	2.872%	5/25/33	50,638	$ 49,329	(a)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.225%	11/25/34	123,220	120,532	(a)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.744%	2/25/37	29,001	28,255	(a)
Countrywide Alternative Loan Trust, 2004-J1	6.000%	2/25/34	5,527	5,643
Countrywide Home Loans, 2005-R2 1AF1	0.533%	6/25/35	398,214	357,961	(a)(b)
CS First Boston Mortgage Securities Corp., 2004-AR6 2A1	2.743%	10/25/34	30,242	30,054	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 4013 AI, IO	4.000%	2/15/39	6,060,949	1,178,667
Federal Home Loan Mortgage Corp. (FHLMC), 4057 UI, IO	3.000%	5/15/27	2,995,605	325,264
Federal Home Loan Mortgage Corp. (FHLMC), 4085, IO	3.000%	6/15/27	2,723,559	377,741
GSR Mortgage Loan Trust, 2004-11 1A1	2.943%	9/25/34	221,742	202,718	(a)
JPMorgan Mortgage Trust, 2003-A1 1A1	2.142%	10/25/33	52,075	52,047	(a)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.742%	2/25/34	14,718	14,414	(a)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.888%	11/25/33	11,308	11,138	(a)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.078%	1/25/29	9,750	9,616	(a)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.560%	2/25/34	24,750	24,362	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	14,642	15,901
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	105,464	103,674
Sequoia Mortgage Trust, 2003-8 A1	0.832%	1/20/34	28,619	27,271	(a)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.457%	8/25/33	22,124	22,151	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 1A1	2.443%	2/25/37	248,550	191,222	(a)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.502%	10/25/33	77,752	78,058	(a)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	29,792	31,474
Total Collateralized Mortgage Obligations (Cost — $2,658,989)				3,257,492
Corporate Bonds & Notes — 6.1%
Consumer Staples — 0.9%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	680,000	714,039
Food Products — 0.4%
Mondelez International Inc., Senior Notes	4.125%	2/9/16	1,650,000	1,763,764

See Notes to Financial Statements.

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2013

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — 0.3%
Reynolds American Inc., Senior Notes	3.250%	11/1/22	1,300,000	$ 1,208,476
Total Consumer Staples				3,686,279
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,123,000	1,121,946
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,277,000	1,149,300
Total Energy				2,271,246
Financials — 3.2%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Senior Notes	6.250%	9/1/17	1,000,000	1,133,204
Commercial Banks — 1.3%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,030,000	1,991,937
HSBC USA Inc., Senior Notes	2.375%	2/13/15	800,000	817,505
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	2,500,000	2,438,315
Total Commercial Banks				5,247,757
Consumer Finance — 0.3%
American Express Credit Corp., Senior Notes	2.750%	9/15/15	1,030,000	1,068,381
Diversified Financial Services — 1.0%
Bank of America Corp., Senior Notes	4.500%	4/1/15	940,000	985,990
Bank of America Corp., Senior Notes	6.500%	8/1/16	970,000	1,093,623
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,890,000	2,018,378
Total Diversified Financial Services				4,097,991
Insurance — 0.3%
American International Group Inc., Senior Notes	5.050%	10/1/15	1,000,000	1,084,008
Total Financials				12,631,341
Health Care — 0.3%
Pharmaceuticals — 0.3%
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	1,300,000	1,217,988
Industrials — 0.5%
Electrical Equipment — 0.5%
Eaton Corp., Senior Notes	2.750%	11/2/22	910,000	851,323	(b)
Eaton Corp., Senior Notes	4.150%	11/2/42	1,250,000	1,121,496	(b)
Total Industrials				1,972,819
Materials — 0.6%
Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	1,300,000	1,180,864
Vale SA, Senior Notes	5.625%	9/11/42	1,362,000	1,188,197
Total Materials				2,369,061
Total Corporate Bonds & Notes (Cost — $25,066,783)				24,148,734

See Notes to Financial Statements.

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6	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 1.3%
Canada — 1.3%
Government of Canada, Bonds (Cost — $5,470,984)	4.250%	12/1/26	3,632,616	CAD	$ 4,980,141
Sovereign Bonds — 0.5%
Brazil — 0.3%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	920,000		982,100
Mexico — 0.2%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	840,000		915,600
Total Sovereign Bonds (Cost — $2,092,347)					1,897,700
U.S. Government & Agency Obligations — 0.2%
U.S. Government Obligations — 0.2%
U.S. Treasury Notes (Cost — $698,165)	1.625%	8/15/22	700,000		656,742

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes, Put @ $124.50 (Cost — $72,525)		7/26/13	200		71,875
Total Investments before Short-Term Investments (Cost — $374,241,508)					368,907,838

		Maturity Date	Face Amount†
Short-Term Investments — 5.3%
Repurchase Agreements — 5.3%
Bank of America repurchase agreement dated 6/28/13; Proceeds at maturity — $20,807,121; (Fully collateralized by U.S. government obligations, 2.750% due 8/15/42; Market value — $21,434,225) (Cost — $20,807,000)	0.070%	7/1/13	20,807,000		20,807,000
Total Investments — 99.0% (Cost — $395,048,508#)					389,714,838
Other Assets in Excess of Liabilities — 1.0%					3,763,230
Total Net Assets — 100.0%					$393,478,068

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	CAD	— Canadian Dollar
	IO	— Interest Only

See Notes to Financial Statements.

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

June 30, 2013

Assets:
Investments, at value (Cost — $395,048,508)	$389,714,838
Foreign currency, at value (Cost — $464,187)	467,699
Cash	923,745
Interest receivable	2,020,112
Unrealized appreciation on forward foreign currency contracts	383,243
Deposits with brokers for open futures contracts	274,999
Receivable from broker — variation margin on open futures contracts	24,730
Principal paydown receivable	1,189
Prepaid expenses	23,139
Total Assets	393,833,694

Liabilities:
Investment management fee payable	132,640
Unrealized depreciation on forward foreign currency contracts	65,546
Servicing agent fees payable	49,740
Administration fee payable	18,493
Trustees’ fees payable	1,385
Accrued expenses	87,822
Total Liabilities	355,626
Total Net Assets	$393,478,068

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 29,152,821 shares issued and outstanding (Note 5)	400,595,576
Overdistributed net investment income	(4,550,373)
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	3,102,925
Net unrealized depreciation on investments, futures contracts and foreign currencies	(5,670,060)
Total Net Assets	$393,478,068

Shares Outstanding	29,152,821

Net Asset Value	$13.50

See Notes to Financial Statements.

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8	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income:
Interest	$ 3,139,077

Expenses:
Investment management fee (Note 2)	839,014
Servicing agent fees (Note 2)	314,630
Administration fees (Note 2)	111,576
Trustees’ fees	51,983
Legal fees	47,164
Transfer agent fees	43,782
Fund accounting fees	23,433
Shareholder reports	20,804
Audit and tax	19,096
Stock exchange listing fees	10,656
Custody fees	5,283
Insurance	4,921
Miscellaneous expenses	2,513
Total Expenses	1,494,855
Net Investment Income	1,644,222

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	7,479,489
Futures contracts	551,576
Written options	624,083
Swap contracts	362,811
Foreign currency transactions	423,710
Net Realized Gain	9,441,669
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(41,118,665)
Futures contracts	(826,464)
Written options	8,137
Swap contracts	(240,168)
Foreign currencies	614,581
Change in Net Unrealized Appreciation (Depreciation)	(41,562,579)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(32,120,910)
Decrease in Net Assets from Operations	$(30,476,688)

See Notes to Financial Statements.

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended June 30, 2013 (unaudited) and the Year Ended December 31, 2012	2013	2012

Operations:
Net investment income	$ 1,644,222	$ 7,570,259
Net realized gain	9,441,669	24,357,301
Change in net unrealized appreciation (depreciation)	(41,562,579)	(4,287,902)
Increase (Decrease) in Net Assets From Operations	(30,476,688)	27,639,658

Distributions to Shareholders From (Note 1):
Net investment income	(5,597,342)	(10,261,792)
Decrease in Net Assets From Distributions to Shareholders	(5,597,342)	(10,261,792)
Increase (Decrease) in Net Assets	(36,074,030)	17,377,866

NET ASSETS:
Beginning of period	429,552,098	412,174,232
End of period*	$393,478,068	$429,552,098
* Includes overdistributed net investment income of:	$(4,550,373)	$(597,253)

See Notes to Financial Statements.

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10	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2013[1]	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.73	$14.14	$13.15	$12.85	$11.48	$13.38

Income (loss) from operations:
Net investment income[2]	0.06	0.26	0.52	0.33	0.35	0.82
Net realized and unrealized gain (loss)	(1.10)	0.68	0.97	0.42	1.49	(1.87)
Total income (loss) from operations	(1.04)	0.94	1.49	0.75	1.84	(1.05)

Less distributions from:
Net investment income#	(0.19)	(0.35)	(0.50)	(0.36)	(0.37)	(0.85)
Return of capital	—	—	—	(0.09)	(0.10)	—
Total distributions	(0.19)	(0.35)	(0.50)	(0.45)	(0.47)	(0.85)

Net asset value, end of period	$13.50	$14.73	$14.14	$13.15	$12.85	$11.48

Market price, end of period	$11.96	$13.11	$12.64	$12.82	$12.30	$10.80
Total return, based on NAV[3,4]	(7.13)%	6.72%	11.53%	5.91%	16.39%	(8.24)%
Total return, based on Market Price[5]	(7.43)%	6.54%	2.54%	7.99%	18.51%	(0.91)%

Net assets, end of period (000s)	$393,478	$429,552	$412,174	$383,244	$374,527	$334,567

Ratios to average net assets:[6]
Gross expenses	0.71%[7]	0.70%	0.68%	0.76%	0.97%	1.21%
Net expenses[8]	0.71 [7]	0.70	0.68	0.76	0.97	1.21
Net investment income	0.79 [7]	1.79	3.79	2.52	2.91	6.29

Portfolio turnover rate	41%	73%	58%	43%	43%	52%

1            For the six months ended June 30, 2013 (unaudited).

2            Per share amounts have been calculated using the average shares method.

3            Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4            The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5            The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6            Gross expenses reflects operating expenses prior to any compensating balance arrangements, fee waivers and/or expense reimbursements. Net expenses reflects expenses less any compensating balance arrangements, fee waivers and/or expense reimbursements.

7            Annualized.

8            The impact of compensating balance arrangements, if any, was less than 0.01%.

#          The actual source of the Fund’s 2013 fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2013 fiscal year.

See Notes to Financial Statements.

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

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12	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$333,004,410	—	$333,004,410
Asset-backed securities	—	890,744	—	890,744
Collateralized mortgage obligations	—	3,257,492	—	3,257,492
Corporate bonds & notes	—	24,148,734	—	24,148,734
Non-U.S. Treasury inflation protected securities	—	4,980,141	—	4,980,141
Sovereign bonds	—	1,897,700	—	1,897,700
U.S. government & agency obligations	—	656,742	—	656,742
Purchased options	$71,875	—	—	71,875
Total long-term investments	$71,875	$368,835,963	—	$368,907,838
Short-term investments†	—	20,807,000	—	20,807,000
Total investments	$71,875	$389,642,963	—	$389,714,838
Other financial instruments:
Forward foreign currency contracts	—	$ 383,243	—	$ 383,243
Total	$71,875	$390,026,206	—	$390,098,081

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$657,356	—	—	$657,356
Forward foreign currency contracts	—	$65,546	—	65,546
Total	$657,356	$65,546	—	$722,902

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including

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14	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

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16	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended June 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

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18	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any,

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20	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2013, the Fund held forward foreign currency contracts, with credit related contingent features which had a liability position of $65,546. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2013 fiscal year. The Board of Trustees may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management agreement with Western Asset Management Company (Investment Adviser), which provides for payment of a monthly fee computed at the annual rate of 0.40% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are “covered” as described in the prospectus) is considered a liability.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan”) are the Fund’s investment advisers. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset London, Western Asset Singapore and Western Asset Japan do not receive any compensation from the Fund.

Guggenheim Funds Distributors, Inc. (“Servicing Agent”) acts as servicing agent for the Fund. For its services, the Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, which is based on the Fund’s average weekly assets in a maximum amount equal to 0.15% of the Fund’s average weekly assets.

Under an administrative agreement with the Fund, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (Administrator), an affiliate of the Investment Adviser, provides certain administrative and accounting functions for the Fund. The Fund pays the Administrator a monthly fee at an annual rate of 0.04% of the Fund’s average weekly assets, subject to an annual minimum fee of $225,000.

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22	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

3. Investments

During the six months ended June 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$17,050,636	$160,002,881
Sales	39,748,090	126,147,129

At June 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 12,889,805
Gross unrealized depreciation	(18,223,475)
Net unrealized depreciation	$ (5,333,670)

During the six months ended June 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	100	$ 73,113
Options written	2,175	710,275
Options closed	(1,983)	(621,649)
Options exercised	—	—
Options expired	(292)	(161,739)
Written options, outstanding as of June 30, 2013	—	—

At June 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	100	9/13	$14,241,731	$13,584,375	$(657,356)

At June 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	Credit Suisse First Boston Inc.	4,240,630	$4,027,585	8/16/13	$ (65,546)
Contracts to Sell:
Canadian Dollar	Credit Suisse First Boston Inc.	9,047,328	8,592,798	8/16/13	383,243
Net unrealized gain on open forward foreign currency contracts					$317,697

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$71,875	—	$ 71,875
Forward foreign currency contracts	—	$383,243	383,243
Total	$71,875	$383,243	$455,118

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[3]	$657,356	—	$657,356
Forward foreign currency contracts	—	$65,546	65,546
Total	$657,356	$65,546	$722,902

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

3  Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(541,677)	—	—	$ (541,677)
Written options	624,083	—	—	624,083
Futures contracts	551,576	—	—	551,576
Swap contracts	—	—	$362,811	362,811
Forward foreign currency contracts	—	$294,426	—	294,426
Total	$ 633,982	$294,426	$362,811	$1,291,219

1  Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

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24	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$ (650)	—	—	$ (650)
Written options	8,137	—	—	8,137
Futures contracts	(826,464)	—	—	(826,464)
Swap contracts	—	—	$(240,168)	(240,168)
Forward foreign currency contracts	—	$616,141	—	616,141
Total	$(818,977)	$616,141	$(240,168)	$(443,004)

1  The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended June 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 33,259
Written options†	30,056
Futures contracts (to buy)	23,521,179
Futures contracts (to sell)†	5,203,718
Forward foreign currency contracts (to buy)	11,409,374
Forward foreign currency contracts (to sell)	22,058,323

Average Notional Balance
Credit default swap contracts (to sell protection)†	$ 7,514,286

†  At June 30, 2013, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at June 30, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Purchased options[4]	$ 71,875	—	$ 71,875
Futures contracts[5]	24,730	$(24,730)	—
Forward foreign currency contracts	383,243	—	383,243
Total	$479,848	$(24,730)	$455,118

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$65,546	—	$65,546

1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets & Liabilities.

2  Gross amounts not offset in the Statement of Assets and Liabilities.

3  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

4  Market value of purchased options is shown in investments at value in the Statement of Assets and Liabilities.

5  Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Common shares

Of the 29,152,821 shares of common stock outstanding at June 30, 2013, the Investment Adviser owned 6,981 shares.

6. Trustee compensation

Each Independent Trustee receives a fee of $20,000 for serving as a Trustee of the Fund and a fee of $1,500 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board receives an additional $5,000 for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $3,000 for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

7. Distributions subsequent to June 30, 2013

On June 3, 2013 the Fund’s Board of Trustees (the “Board”) declared a distribution in the amount of $0.032 per share, payable on June 28, 2013 to shareholders of record on June 14, 2013.

On July 1, 2013 the Board declared a distribution in the amount of $0.032 per share, payable on July 31, 2013 to shareholders of record on July 15, 2013.

8. Capital loss carryforward

As of December 31, 2012 the Fund had a net capital loss carryforward of:

Year of Expiration	Amount
12/31/2018	$(4,401,539)

This amount will be available to offset any future taxable capital gains.

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26	Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

10. Shareholder meeting results

The Fund’s annual meeting of shareholders was held on April 30, 2013. Of the 29,152,821 common shares outstanding on the record date for the meeting, the following shares were voted at the meeting:

Election of Trustee:	For	Withheld
Michael Larson	21,416,226	1,012,425

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Western Asset/Claymore Inflation-Linked Securities & Income Fund 2013 Semi-Annual Report	27

Dividend reinvestment plan (unaudited)

The Fund and American Stock Transfer & Trust Company LLC (“Agent”), as the Transfer Agent and Registrar of WIA, offer a convenient way to add shares of WIA to your account. WIA offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIA unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIA, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIA through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIA will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

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28	Western Asset/Claymore Inflation-Linked Securities & Income Fund

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, NY 11219. Investor Relations telephone number 1-888-888-0151.

Schedule of portfolio holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s Form N-Q by calling 1-800-345-7999, by visiting the Fund’s website (http://www.guggenheiminvestments.com/wia), or by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the SEC’s website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

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Western Asset/Claymore Inflation-Linked Securities & Income Fund	29

Western Asset/Claymore

Inflation-Linked Securities & Income Fund

Trustees

Kenneth D. Fuller*

Michael Larson

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Kenneth D. Fuller*
President

Charles A. Ruys de Perez
Vice President

Todd F. Kuehl
Chief Compliance Officer

Richard F. Sennett
Principal Financial and Accounting Officer

Erin K. Morris
Treasurer

Mark E. Mathiasen
Secretary

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Servicing agent

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Legal counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Independent registered public accounting firm

PricewaterhouseCoopers LLP
100 East Pratt Street
Baltimore, MD 21202

Transfer agent

American Stock Transfer & Trust Company LLC
6201 15th Avenue
Brooklyn, NY 11219

*  Effective April 30, 2013, Mr. Fuller became a Trustee and President.

Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•    Personal information included on applications or other forms;

•    Account balances, transactions, and mutual fund holdings and positions;

•    Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE SEMI-ANNUAL REPORT

Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Funds’ website at www.guggenheiminvestments.com, or contact the Fund at 1-800-345-7999.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset/Claymore Inflation-Linked Securities & Income Fund

Western Asset/Claymore Inflation-Linked Securities & Income Fund
385 East Colorado Boulevard
Pasadena, CA 91101

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-345-7999.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-345-7999, (2) on the Fund’s website at www.guggenheiminvestments.com/wia and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset/Claymore Inflation-Linked Securities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WASX013850-S-(8-13)

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NAME AND	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Paul E. Wynn Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

Dennis J. McNamara Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset for more than five years

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	98 registered investment companies with $191.3 billion in total assets under management	229 Other pooled investment vehicles with $99.2 billion in assets under management(1)	718 Other accounts with $171.0 billion in total assets under management(2)

Keith J. Gardner‡	30 registered investment companies with $25.9 billion in total assets under management	27 Other pooled investment vehicles with $15.1 billion in assets under management(3)	170 Other accounts with $41.5 billion in total assets under management(4)

Michael C. Buchanan‡	42 registered investment Companies with $32.6 billion in total assets Under management	45 Other pooled investment vehicles with $26.4 billion in assets under management(5)	197 Other accounts with $49.0 billion in total assets under management(6)

Paul E. Wynn ‡	5 registered investment Companies with $2.9 billion in total assets Under management	6 Other pooled investment vehicles with $0.9 billion in assets under management	31 Other accounts with $5.0 billion in total assets under management(7)

Dennis J. McNamara ‡	33 registered investment Company with $145.4 billion in total assets Under management	26 Other pooled investment vehicles with $10.4 billion in assets under management	149 Other accounts with $49.0 billion in total assets under management(8)

(1)	Includes 5 accounts managed, totaling $813.3 million, for which advisory fee is performance based.
(2)	Includes 67 accounts managed, totaling $16.4 billion, for which advisory fee is performance based.
(3)	Includes 1 account managed, totaling $141.0 million, for which advisory fee is performance based.
(4)	Includes 21 accounts managed, totaling $7.1 billion, for which advisory fee is performance based.
(5)	Includes 3 accounts managed, totaling $0.5 billion, for which advisory fee is performance based.
(6)	Includes 22 accounts managed, totaling $7.1 billion, for which advisory fee is performance based.
(7)	Includes 4 accounts managed, totaling $0.6 billion, for which advisory fee is performance based.
(8)	Includes 8 accounts managed, totaling $1.5 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.                                           EXHIBITS.

(a) (1)               Not applicable.

Exhibit 99.CODE ETH

(a) (2)               Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset/Claymore Inflation-Linked Securities & Income Fund

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Trustee and President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	August 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Trustee and President
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	August 28, 2013

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset/Claymore Inflation-Linked Securities & Income Fund

Date:	August 28, 2013